Comerica Incorporated RBC Capital Markets Financial Institutions ConferenceMarch 7, 2017 Pete GuilfoileExecutive Vice President and Chief Credit Officer Ralph W. Babb, Jr.Chairman and Chief Executive OfficerDavid DupreyExecutive Vice President and Chief Financial Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: A Brief Overview

LONG HISTORY	Founded 167 years ago
NIMBLE SIZE $74B IN ASSETS	Products & services of a large bank with the culture of a community bank
ATTRACTIVE FOOTPRINT	Strong presence in Texas, California, & Michigan
PRIMARILY A BUSINESS BANK	Complemented by Retail Bank and Wealth Management
RELATIONSHIP BANKING STRATEGY	Trusted Advisor approach
CONSERVATIVE	Strong capital position, Prudent credit underwriting

Diverse Geography

($ in billons; 4Q16 average)



California
$17.7
36%
Texas
$10.4
21%
Loans
$48.9
Other
Markets
$8.3
17%
Michigan
$12.5
26%
California
$18.4
31%
Texas
$10.4
17%
Deposits
$59.6
Other[1]
$8.9
15%
Michigan
$22.0
37%

12/31/16 • [1]Consists of Other Markets ($8.5B) & Finance/ Other ($0.4B) • Totals shown above may not foot due to rounding

Comerica Bank

3

First Quarter Update

Loans & deposits seasonal decline; Loan yields increase 19 bps; Deposit rates unchanged

Average Loans

($ in billions)



Loan Yields
48.5
48.4
49.5
49.2
48.9
47.9
3.24
3.38
3.31
3.33
3.36
3.55
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17 Thru 2/28/17

January & February Trends[1]

Average loans decreased:

- Mortgage Banker decreased $860MM with slower home sales (seasonal) & refinance activity
- Energy loans decreased $230MM

Loan yields reflect December rate rise

Industry H.8 data shows loan growth has slowed[2]

Average Deposits

($ in billions)



Deposit Rates[3]
59.7
56.7
56.5
58.1
59.6
57.7
0.14
0.14
0.14
0.14
0.14
0.14
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17 Thru 2/28/17

January & February Trends[1]

Average deposits decreased:

- Driven by noninterest-bearing deposits
- Largest declines in Corporate Banking, Technology & Life Sciences, and Financial Services

Deposit rates remain steady

1Q17 average balances & yields/rates through 2/28/17 are preliminary and subject to change • [1]Comparisons to 4Q16, through 2/28/17 • [2]Based on the Federal Reserve's H.8 weekly report through 2/15/17 for all commercial banks, non-seasonally adjusted • [3]Interest costs on interest-bearing deposits

Comerica Bank

4

Balance through 2/28/17 is preliminary and subject to change ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications ● 2Bank's entire allowance is available to cover any & all losses. Allocation of allowance for Energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. ● 3Outlook as of 3/3/17 ● 4Source: U.S. Energy Information Administration ● 5Source: Baker Hughes, available at www.bakerhughes.com 423 346 378 328 1,833 1,552 1,473 1,154 1Q16 2Q16 3Q16 4Q16 NALs Energy Line of Business Criticized Loans1($ in millions) Energy Line of Business Loans ($ in millions; Period-end) Energy Line of Business Credit Quality ImprovesGranular, contracting portfolio Mixed18%  Maintain granular portfolio: ~200 customers  Loans decreased $145MM since 12/31/16  Spring redeterminations: expect borrowing bases to be stable to modestly higher3  >90% of nonaccrual loans current on interest as of 3/3/17 5 Reserve2>7% Oil Price & Rig Count ($ per bbl) 5 509 467 352 374 362 426 363 332 289 279 2,162 1,911 1,773 1,587 1,464 3,097 2,741 2,457 2,250 2,105 1Q16 2Q16 3Q16 4Q16 2/28/17 Midstream Services Exploration & Production 45 46 42 37 32 30 38 41 47 49 45 45 45 50 46 52 53 53 300 500 700 900 Sep -15 Oct -15 Nov -15 Dec -15 Jan -16 Feb -16 Mar -16 Apr -16 May -16 Jun -16 Jul- 16 Aug -16 Sep -16 Oct -16 Nov -16 Dec -16 Jan -17 Feb -17 WTI PriceTotal U.S. Rig Count 4 12/31/16 ● 1Excludes CRE line of business loans not secured by real estate ● 2Includes CRE line of business loans notsecured by real estate ● 3Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications ● 4Source: SNL Financial; (Other Construction, Development & Land Loans + Other Property Loans + Multifamily loans) / Total Loans & Leases 7 7 8 9 10 12 15 17 26 26 29 30 STI FITB R F HBA N FHN CMA BB T KEY ZIO N MTB BOK F CFR 5.5 5.4 5.3 2Q16 3Q16 4Q16 CRE Period-end2($ in billions) Criticized Loans3($ in millions) CRE by Property Type1($ in millions; Period-end) CRE by Market1($ in millions; Period-end, based on location of property) Commercial Real Estate Line of BusinessLong history of working with well established, proven developers 6 $4,502Other24% California44% Dallas12% Houston8% Austin 7% Other5% Total$4,502 Texas 32% CRE as a % of Loans4(In percentage points; Period-end) 8 8 9 84 46 491.5 0.9 0.9 2Q16 3Q16 4Q16 NALsCriticized as a % of Total Loans Multifamily46% Retail12% Commercial11% Office7% Single Family7% Multi use4% Land Carry5% Other8%Total$4,502

Interest Rate Sensitivity Balance sheet well positioned for rising rates 7 Funding Profile($ in billions, Period-end) Fixed Rate~10% 30-day LIBOR ~60% 60-day+ LIBOR~10% Prime-Based~20% Loan Portfolio ($ in billions, Average) Total$48.9 Faster Loan Re-pricing/Maturity Date1 0% 20% 40% 60% 80% 100% CMA CFR FHN KE Y FITB ST I MTB RF HBA N BOK F ZIO N BBT Less Than 3 Months Greater Than 3 Months 28 33 44 45 45 48 51 54 57 58 70 ZIO N CMA BOK F STI RF HBA N FHN BBT MTB KEY FITB Low Cost Interest-bearing Liabilities1,2(In basis points) Equity$7.8 11% Interest-bearing Deposits$27.4 38% Noninterest-bearing Deposits$31.5 44% Wholesale Debt$5.2 7% 12/31/16 ● 1Source: SNL Financial ● 24Q16 interest incurred on liabilities as a percent of average liabilities; CFR not available as of 3/3/17 Outlook as of 3/3/17 ● 1Based on immediate parallel shock. Calculations derived from sensitivity results shown on slide13. ● 2Source: 12/14/16 FOMC presentation. FOMC participants’ assessments of appropriate monetary policy: Midpoint of target range or target level for federal funds rate. ● 3Source: Bloomberg Federal Reserve’s Dot Plot2 8 Fed Funds Futures3 Additional Annual Net Interest Income1 Estimated increase from interest rate movement 25 bps 50 bps 75 bps ~$50MM to~$85MM ~$95MM to~$155MM ~$120MM to~$235MM Range is driven by deposit betas, deposit reduction & incremental funding needs Interest Rate Sensitivity Significant upside from rate increase 0.70% 0.95% 1.20% 1.45% 1.70% 0% 1% 2% 3% 4% 5% 2016 2017 2018 2019 LongerRun

Active Capital Management

Continued to return excess capital to shareholders

2016 CCAR Capital Plan

- Equity repurchases up to $440 million (3Q16-2Q17)

Equity repurchased and issued YTD[1]

- 1.4MM shares repurchased ($94MM) through 3/3/17
- 2.1MM shares issued through 2/28 for share-based compensation & employee options exercised
    - Resulted QTD tax benefit of ~$20MM
- 2.3MM diluted share increase with rise in share price since 12/31/16



Shareholder Payout
($ in millions)
Equity Repurchases
Dividends
4Q15: 102 (65 / 37)
1Q16: 79 (42 / 37)
2Q16: 103 (65 / 38)
3Q16: 137 (97 / 40)
4Q16: 139 (99 / 40)



Share Count
(in millions)
Common Shares Outstanding
Average Diluted Shares
2012: 188 / 192
2013: 182 / 187
2014: 179 / 185
2015: 176 / 181
2016: 175 / 177
2/28/17: 176 / 180



Dividends Per Share Growth
2012: 0.55
2013: 0.68
2014: 0.79
2015: 0.83
2016: 0.89

12/31/16 • [1]Shares repurchased under equity repurchase program

Comerica Bank

9

GEAR Up: Growth in Efficiency And Revenue

Committed to savings & efficiency

FY18 Financial Targets

- ~$270MM Additional Annual Pre-Tax Income[1]
- Efficiency Ratio ≤60%[1]
- Driving to Double-Digit Return on Equity[1]

Revenue Enhancements

- ~$70MM in Revenue Enhancements[1]
- Deepen customer relationships
- Accelerate growth in Middle Market

Expense Reductions

- ~$200MM in Expense Savings[1]
- Reduce Workforce
- Enhance Technology
- Streamline Credit
- Rationalize Real Estate

GEAR Up: Enhancing Technology

Enterprise-wide

- Rationalize & modernize IT applications
- Expand operational process automation
- Optimize & modernize infrastructure platforms
- Launch new Customer Relationship Management platform

Additional Technology Initiatives

Business Bank

- Enhance information reporting tools for customers
- Launch sales force productivity tools

Retail Bank

- Enhance mobile platform & alerting
- Migrate to new consumer lending platform

Pre-tax $ • Estimates and outlook as of 3/3/17 • [1]FY18 financial targets, relative to when we began the initiative in June 2016

Comerica Bank

10

Focused on Enhancing Shareholder Value

GROWING REVENUE	Positioned in **faster growing markets & industries** Focused on building **long-term relationships**
REDUCING EXPENSES	Executing **GEAR Up initiative** to increase efficiency Continued investment in technology
MANAGING RISK	**Strong, conservative credit culture** leads to solid credit metrics
CAPITAL MANAGEMENT	**Solid Capital** base; CET1 Capital ratio of 11.09% Continued **share buyback** & increased **dividend** in 3Q16
POSITIONED FOR RISING RATES	Fed's 25 bps December 2016 rate increase expected to increase 2017 net interest income by ~$70MM

12/31/16 • Outlook as of 3/3/17

Comerica Bank

11

Appendix

commitment

Comerica Bank

Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 4Q16 Standard Model

($ in millions)


~95
~140
~190
~190
~210
~250
~325
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
Standard Model
Addl. ~3% Loan Growth
Up 300 bps

12/31/16 • For methodology see the Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

13

Financial Summary

	4Q16	3Q16	2016	2015
Diluted income per common share	$0.92	$0.84	$2.68	$2.84
Net interest income	$455	$450	$1,797	$1,689
Net interest margin	*2.65%*	*2.66%*	*2.71%*	*2.60%*
Provision for credit losses	35	16	248	147
Net credit-related charge-offs to average loans	*0.29%*	*0.13%*	*0.32%*	*0.21%*
Noninterest income	267	272	1,051	1,035
Noninterest expenses	461	493	1,930	1,827
Restructuring expenses	*20*	*20*	*93*	-
Net income	164	149	477	521
Average loans	$48,915	$49,206	$48,996	$48,628
Average deposits	59,645	58,065	57,741	58,326
Common equity Tier 1 capital ratio	11.09%	10.69%	11.09%	10.54%
Average diluted shares (millions)[1]	*177*	*176*	*177*	*181*
Efficiency Ratio[2]	63.58%	68.15%		

$ in millions, except per share data • [1]Average diluted shares for 4Q16 included an increase of 1MM shares as a result of the impact of increased share price on common stock equivalents • [2]Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains (losses).

Comerica Bank

14

Full-Year 2016 Results

	2016	From FY15 Chg $	Chg %
Average loans	$48,996	$368	1%
Average deposits	57,741	(585)	(1)%
Net interest income	1,797	108	6%
Provision for credit losses	248	101	70%
Net credit-related charge-offs	*157*	*46*	*46%*
Noninterest income	1,051	16	2%
Noninterest expenses[1]	1,930	103	6%
Net income	477	(44)	(8)%
Earnings per share (EPS)[2]	2.68	(0.16)	(6)%
Equity repurchases[3]	6.6MM shares or $303MM		

Key YoY Performance Drivers

- Average Loans up 1% (or 2%, ex $641MM decline in Energy)
- Deposits down 1% with LCR adjustments early in 2016
- Net interest income grew due to rise in interest rates & earning asset growth
- Provision increased due to 1Q16 reserve build for Energy loans
- Noninterest income reflects growth in customer-driven fees (particularly card) partially offset by decline in non-fee categories
- Expenses included $93MM in restructuring charges
- Share repurchases plus dividends returned $458MM to shareholders

$ in millions, except per share data • 2016 compared to 2015 • [1]Included restructuring charges of $93MM in 2016 • [2]EPS based on diluted income per share • [3]2016 repurchases under the equity repurchase program

Comerica Bank

15

Fourth Quarter 2016 Results

	4Q16	Change From 3Q16	4Q15
Average loans	$48,915	$(291)	(1)%
Average deposits	59,645	1,580	3%
Net interest income	455	5	1%
Provision for credit losses	35	19	n/m
Net credit-related charge-offs	*36*	*20*	*n/m*
Noninterest income	267	(5)	(2)%
Noninterest expenses[1]	461	(32)	(6)%
Net income	164	15	10%
Earnings per share (EPS)[2]	0.92	0.08	10%
Equity repurchases[3]	1.8MM shares or $99MM		

Key QoQ Performance Drivers

- Average loans relatively stable, reflects seasonality & Energy portfolio reduction
- Deposit growth strong with increases in nearly all lines of business
- Net interest income benefitted from increase in interest rates
- Provision & net charge-offs increased from low level
- Noninterest income decreased with decline in commercial lending fees
- Lower expenses mainly resulting from GEAR Up initiative (lower salaries & benefits)
- Taxes benefitted from early termination of certain leveraged lease transactions
- Active capital management continued

$ in millions, except per share data • n/m = not meaningful • 4Q16 compared to 3Q16 • [1]Included restructuring charges of $20MM in 3Q16 & 4Q16 • [2]EPS based on diluted income per share • [3]4Q16 repurchases under the equity repurchase program

Comerica Bank

16

Loans Relatively Stable

Typical seasonality & Energy portfolio reduction



Total Loans
($ in billions)
Loan Yields
48.5
48.4
49.5
49.2
48.9
49.3
49.1
3.24
3.38
3.31
3.33
3.36
4Q15
1Q16
2Q16
3Q16
4Q16
3Q16
4Q16
Average Balances
Period-end

Average loans decreased $291MM

- Mortgage Banker Finance
- Energy
- General Middle Market
- Environmental Services
+ National Dealer Services

Loan yields +3 bps

+ Increase in rates
- Lease residual value adjustment

Commitments $52.5B

- Declined 1% due to reduction in Energy & seasonal decline in Mortgage Banker
- Line utilization[1] remained stable at 51%

Loan pipeline remains strong

4Q16 compared to 3Q16 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

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Strong Deposit Growth

Driven by increase in noninterest-bearing deposits



Total Deposits
($ in billions)
Deposit Rates[1]
59.7
56.7
56.5
58.1
59.6
59.3
59.0
0.14
0.14
0.14
0.14
0.14
4Q15
1Q16
2Q16
3Q16
4Q16
3Q16
4Q16
Average Balances
Period-end

Average deposits increased $1.6B

+ Corporate Banking
+ Energy
+ General Middle Market
+ Retail Bank
- Technology & Life Sciences

- Noninterest-bearing grew $1.6B
- Interest-bearing declined $57MM

Loan to Deposit Ratio[2] of 83%

4Q16 compared to 3Q16 • [1]Interest costs on interest-bearing deposits • [2]At 12/31/16

Comerica Bank

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Securities Portfolio Stable

Average yield unchanged



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
10.9
12.4
12.3
12.4
12.3
12.5
12.4
9.2
9.4
9.3
9.4
9.4
9.5
9.5
2.11
2.05
2.03
2.01
2.01
4Q15
1Q16
2Q16
3Q16
4Q16
3Q16
4Q16
Average Balances
Period-end

Securities portfolio

- Duration of 3.5 years[1]
  - Extends to 3.9 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $42MM[2]
- Net unamortized premium of $29MM[3]
- GNMA ~49% of MBS portfolio

12/31/16 • [1]Estimated as of 12/31/16. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

19

Net Interest Income Increased $5MM

NIM decreased 1 basis point; rate rise offset by increased liquidity



Net Interest Income
($ in millions)
NIM
433
447
445
450
455
2.58
2.81
2.74
2.66
2.65
4Q15
1Q16
2Q16
3Q16
4Q16

Net Interest Income and Rate NIM

$450MM	**3Q16**	**2.66%**
+1MM	Loan impacts: + $6MM increase in rates - $2MM lower volume - $2MM lease residual value adj. - $1MM other portfolio dynamics	+0.02
+1MM	Lower wholesale funding cost	+0.01
+1MM	Investment securities income	--
+2MM	$1.5B increase in Fed balances	-0.04
$455MM	**4Q16**	**2.65%**

4Q16 compared to 3Q16

Comerica Bank

20

Credit Quality Strong

Energy business line reserve allocation[1] >7% of Energy loans

Allowance for Credit Losses

($ in millions)



Allowance for Loan Losses as a % of Total Loans
679
770
772
772
771
1.29
1.47
1.45
1.48
1.49
4Q15
1Q16
2Q16
3Q16
4Q16

Criticized Loans[2]

($ in millions)



NALs
Criticized as a % of Total Loans
3,193
3,928
3,551
3,261
2,856
6.5
8.0
7.0
6.6
5.8
367
681
605
631
582
4Q15
1Q16
2Q16
3Q16
4Q16

Energy Credit Metrics

$ in millions	Loans	Criticized	NAL	4Q16 NCO[3]
E&P	$1,587	$909	$294	$15
Midstream	374	45	7	-
Services	289	200	27	-
Total Energy	$2,250	$1,154	$328	$15
Q/Q change	(207)	(319)	(50)	9

Portfolio Credit Metrics

$ in millions	Ex-Energy	Total
Total loans	$46,838	$49,088
% of total	*95%*	*100%*
Criticized[2]	1,702	2,856
Ratio	3.6%	5.8%
Q/Q change	(86)	(405)
Nonaccrual	254	582
Ratio	0.5%	1.2%
Q/Q change	1	(49)
Net charge-offs[3]	21	36
Ratio	0.17%	0.29%

12/31/16 • [1]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications • [3]Net credit-related charge-offs

Comerica Bank

21

Noninterest Income Decreased from Record 3Q16 Level

Non-fee income decreased $4MM

Noninterest Income

($ in millions)



266
244
268
272
267
4Q15
1Q16
2Q16
3Q16
4Q16

Noninterest income decreased $5MM

+ $3MM Card fees
- $5MM Commercial Lending fees
- $2MM Net securities loss (related to Visa derivative)
- $2MM Deferred comp (offset in noninterest expense)

4Q16 compared to 3Q16

Comerica Bank

22

Noninterest Expenses Decreased 6%

Restructuring costs of $20MM included in 4Q16



Noninterest Expenses
($ in millions)
Restructuring
482
458
518
53
493
20
461
20
4Q15
1Q16
2Q16
3Q16
4Q16

4Q16 compared to 3Q16

>$25MM in GEAR Up savings realized thus far

Noninterest expenses down $32MM

- $28MM Salaries & Benefits
- $ 4MM Consulting Fees
- $ 3MM Gain on early termination of certain leased assets

\+ $ 3MM Outside processing

Comerica Bank

23

Loans by Business and Market

By Line of Business	4Q16	3Q16	4Q15
Middle Market			
General	$12.4	$12.5	$13.0
Energy	2.4	2.6	3.2
National Dealer Services	6.6	6.3	6.2
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.2	3.1	3.3
Environmental Services	0.8	0.9	0.9
Total Middle Market	$26.2	$26.2	$27.3
Corporate Banking			
US Banking	2.4	2.3	2.4
International	1.6	1.7	1.7
Mortgage Banker Finance	2.4	2.5	1.7
Commercial Real Estate	5.4	5.5	4.6
BUSINESS BANK	**$37.9**	**$38.2**	**$37.7**
Small Business	3.9	3.9	3.9
Retail Banking	2.0	2.0	1.9
RETAIL BANK	**$5.9**	**$5.9**	**$5.9**
Private Banking	5.1	5.1	5.0
WEALTH MANAGEMENT	**5.1**	**5.1**	**5.0**
TOTAL	**$48.9**	**$49.2**	**$48.5**

By Market	4Q16	3Q16	4Q15
Michigan	$12.5	$12.5	$13.0
California	17.7	17.6	17.0
Texas	10.4	10.6	10.9
Other Markets[1]	8.3	8.5	7.6
TOTAL	**$48.9**	**$49.2**	**$48.5**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

24

Loans by Business and Market

By Line of Business	2016	2015
Middle Market		
General	$12.6	$13.3
Energy	2.8	3.4
National Dealer Services	6.4	6.0
Entertainment	0.7	0.7
Tech. & Life Sciences	3.2	3.1
Environmental Services	0.9	0.9
Total Middle Market	$26.6	$27.4
Corporate Banking		
US Banking	2.4	2.5
International	1.7	1.8
Mortgage Banker Finance	2.2	1.8
Commercial Real Estate	5.2	4.4
BUSINESS BANK	**$38.1**	**$37.9**
Small Business	3.9	3.9
Retail Banking	2.0	1.9
RETAIL BANK	**$5.9**	**$5.8**
Private Banking	5.0	4.9
WEALTH MANAGEMENT	**$5.0**	**$4.9**
TOTAL	**$49.0**	**$48.6**

By Market	2016	2015
Michigan	$12.6	$13.2
California	17.6	16.6
Texas	10.6	11.2
Other Markets[1]	8.2	7.7
TOTAL	**$49.0**	**$48.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

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Deposits by Business and Market

By Line of Business	4Q16	3Q16	4Q15
Middle Market			
General	$15.6	$15.4	$16.0
Energy	1.1	0.6	0.7
National Dealer Services	0.3	0.3	0.3
Entertainment	0.2	0.1	0.1
Tech. & Life Sciences	6.0	6.2	6.3
Environmental Services	0.1	0.1	0.2
Total Middle Market	$23.4	$22.7	$23.5
Corporate Banking			
US Banking	$2.5	$2.1	$3.3
International	2.5	2.3	2.4
Mortgage Banker Finance	0.8	0.8	0.6
Commercial Real Estate	2.1	2.1	1.8
BUSINESS BANK	**$31.2**	**$30.0**	**$31.7**
Small Business	3.4	3.3	3.2
Retail Banking	20.6	20.4	20.0
RETAIL BANK	**$24.0**	**$23.7**	**$23.3**
Private Banking	4.1	4.0	4.4
WEALTH MANAGEMENT	**$4.1**	**$4.0**	**$4.4**
Finance/ Other[2]	0.4	0.4	0.4
TOTAL	**$59.6**	**$58.1**	**$59.7**

By Market	4Q16	3Q16	4Q15
Michigan	$22.0	$21.9	$22.1
California	18.4	17.7	18.5
Texas	10.4	9.9	10.8
Other Markets[1]	8.5	8.2	7.9
Finance/ Other[2]	0.4	0.4	0.4
TOTAL	**$59.6**	**$58.1**	**$59.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

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Average $ in billions ● Totals shown above may not foot due to rounding ● 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets ● 2Finance/ Other includes items not directly associated with the geographic markets or the three major business segments Deposits by Business and Market  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM By Line of Business 2016 2015 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $15.10.80.30.26.10.1 $15.90.70.20.16.30.2 Total Middle Market $22.6 $23.4 Corporate BankingUS BankingInternational 2.22.3 2.82.2 Mortgage Banker Finance 0.7 0.6 Commercial Real Estate 1.9 1.9 BUSINESS BANK $29.7 $30.9 Small Business 3.2 3.1 Retail Banking 20.3 19.8 RETAIL BANK $23.5 $22.9 Private Banking 4.1 4.1 WEALTH MANAGEMENT $4.1 $4.1 Finance/ Other2 0.4 0.4 TOTAL $57.7 $58.3 By Market 2016 2015 Michigan $21.8 $21.9 California 17.4 17.8 Texas 10.2 10.9 Other Markets1 8.0 7.3 Finance/ Other2 0.3 0.4 TOTAL $57.7 $58.3 27 12/31/16 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 2/15/17 ● 2$ in billions Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 470 352 430 437 352 345 445 443 Actual4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 4Q16: • Comerica: ~67% purchase • Industry: 49% purchase1  Strong credit quality• No charge-offs since 2010 28 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1, 319 1,59 5 1,39 7 1,39 9 2,0 89 2,13 6 1,74 2 1,67 4 2,14 5 2,54 4 2,35 2 200300 400500 600700 800900 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 3Q1 6 4Q1 6 Actual MBAMortgageOriginationVolumes

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 15%
Ford 9%
GM 9%
Fiat/ Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 11%
Other Asian 11%
Other[1] 10%
Toyota/ Lexus 16%
Total $6.9B

Geographic Dispersion

California	64%	Texas	6%
Michigan	19%	Other	11%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
3.4
3.8
4.3
4.3
4.6
4.9
5.1
4.9
5.3
5.3
5.7
5.5
5.7
5.9
6.0
6.0
6.2
6.2
6.5
6.3
6.6
1.5
1.9
2.3
2.3
2.5
2.8
3.1
2.9
3.2
3.2
3.5
3.2
3.4
3.5
3.6
3.5
3.7
3.8
4.0
3.8
4.0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16

12/31/16 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

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Technology and Life Sciences

20+ Years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~810 customers (including ~220 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation

Technology & Life Sciences Avg. Loans

($ in billions)



Equity Fund Services
1.8
2.0
2.5
3.1
3.2
0.3
0.4
0.6
1.1
1.4
2012
2013
2014
2015
2016

Customer Segment Overview

(based on period-end loans)



Equity Fund Services ~46%
Leveraged Finance ~4%
Early Stage ~14%
Growth ~27%
Late Stage ~9%
Total $3.1B

Net Charge-off Ratio[1]

(In basis points)



57
61
89
108
51
2012
2013
2014
2015
2016

12/31/16 • [1]TLS net charge-offs to avg. TLS loans

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Card Programs

Generating fees & valuable deposits

Card Fees

($ in millions)



73
72
76
76
79
4Q15
1Q16
2Q16
3Q16
4Q16

Government Card Deposits

(Average; $ in millions)



1,787
1,821
1,888
1,927
1,917
4Q15
1Q16
2Q16
3Q16
4Q16

Card Programs

- Robust pipeline
- Commercial Cards used for:
  - Purchasing
  - Travel and entertainment
  - Online vendor payments
  - Fleet maintenance
- Merchant Services:
  - Enable businesses to accept card payments
  - Advanced security products & reporting tools
- Prepaid card:
  - #2 prepaid card issuer in US[1]
  - 49 distinct state & local government benefit programs
  - Exclusive provider of prepaid debit cards for US Treasury DirectExpress Program

12/31/16 • [1]Source: the Nilson Report July 2016, based on 2015 data

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Advisory Services

Drives growth in Fiduciary Income

Advisory Services

- Comerica Securities
- Trust Services & Asset Management
  - Institutional & Personal
  - Professional Trust Alliance
- $152B in assets under management & administration

Professional Trust Alliance

- Since 1995
- Agreement with broker/dealers & RIAs to provide trust services to their clients
- 18 alliance partners
- Unique fee generating business
- Dedicated team with 13 offices in the US

Wide Array of Advisory Services[1]



Alliance 25%
Personal Trust & Asset Mgmt. 30%
Comerica Securities 22%
Institutional Trust & Asset Mgmt. 23%

Fiduciary Income

($ in millions)



158
171
180
187
190
2012
2013
2014
2015
2016

12/31/16 • [1]Based on noninterest income

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB	A-
	Fifth Third	Baa1	BBB+	A
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB	BBB
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB-	BBB-
Large Banks	U.S. Bancorp	A1	A+	AA
	Wells Fargo & Company	A2	A	AA-
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A3	A-	A+
	Bank of America	Baa1	BBB+	A

As of 3/2/17 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

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Comerica Bank

commitment